UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 2, 2010

FORTRESS FINANCIAL GROUP, INC. / WY
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262	2780 So. Jones Blvd. #3532 Las Vegas, Nevada 89146	91-1363905
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(954) 623-7409
 (Registrant's telephone
Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))240.13e-4(c))

ITEM 8.01	OTHER EVENTS

 ISSUE OF SHARES OF COMMON STOCK IN PARTIAL SETTLEMENT OUTSTANDING LOAN NOTES

On June 2, 2010,  the Company  issued an amount of 2,000,000,000 (Two billion) shares of its Common Stock to Abaxis, Inc. in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$200,000 (Two hundred thousand dollars).

On April 22, 2010,  the Company  issued an amount of 5,400,000,000 (Five billion four hundred million) shares of its Common Stock to Abaxis, Inc. in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$540,000 (Five hundred and forty thousand dollars).

On March 4, 2010,  the Company  issued an amount of 4,000,000,000 (Four billion)  shares of its Common Stock to Abaxis, Inc. in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$400,000.00 (Four hundred thousand dollars).

On January 27, 2010,  the Company  issued an amount of 2,500,000,000 (Two billion five hundred million) shares of its Common Stock to Abaxis, Inc. in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$250,000.00 (Two hundred and fifty thousand dollars).

On October 1, 2008, the Company was indebted to Abaxis, Inc. in the amount of US$1,424,000.00 (One million four hundred and twenty four thousand Dollars). This Loan Note bears interest at the rate of 10% (Ten percent) per annum.

As at June 2, 2010, the Company was indebted to Abaxis, Inc. in the amount of US$34,000 (Thirty four thousand dollars) plus accrued interest.

On June 2, 2010,  the Company  issued an amount of 1,300,000,000 (One billion three hundred million) shares of its Common Stock to Redwald Investment Group, Inc. in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$130,000 (One hundred and thirty thousand dollars).

On May 7, 2010,  the Company  issued an amount of 3,700,000,000 (Three billion seven hundred million) shares of its Common Stock to Redwald Investment Group, Inc. in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$370,000 (Three hundred and seventy thousand dollars).

On April 22, 2010,  the Company  issued an amount of 2,300,000,000 (Two billion three hundred million) shares of its Common Stock to Redwald Investment Group, Inc. in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$230,000 (Two hundred and thirty thousand dollars).

On October 1, 2008, the Company was indebted to Redwald Investment Group, Inc. in the amount of US$863,938.90 (Eight hundred and sixty three thousand nine hundred and thirty eight dollars and ninety cents). This Loan Note bears interest at the rate of 10% (Ten percent) per annum.

As at June 2, 2010, the Company was indebted to Redwald Investment Group, Inc. in the amount of US$133,938.90 (One hundred and thirty three thousand nine hundred and thirty eight dollars and ninety cents) plus accrued interest.

On June 2, 2010,  the Company  issued an amount of 1,800,000,000 (One billion eight hundred million) shares of its Common Stock to Searchlight Exploration, LLC in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$180,000 (One hundred and eighty thousand dollars).

On April 22, 2010,  the Company  issued an amount of 2,500,000,000 (Two billion five hundred million) shares of its Common Stock to Searchlight Exploration, LLC in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$250,000 (Two hundred and fifty thousand dollars).

On January 27, 2010, the Company issued an amount of 2,500,000,000 (Two billion five hundred million) shares of its Common Stock to Searchlight Exploration, LLC in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$250,000.00 (Two hundred and fifty thousand dollars).

On October 1, 2008, the Company was indebted to Searchlight Exploration, LLC in the amount of US$810,000.00 (Eight hundred and ten thousand Dollars). This Loan Note bears interest at the rate of 10% (Ten percent) per annum.

As at June 2, 2010, the Company was indebted to Searchlight Exploration, LLC in the amount of US$130,000 (One hundred and thirty thousand dollars) plus accrued interest.

On June 2, 2010, the Company settled the balance of the Loan Note due to Angel Vest, LLC in the amount of US$69,500 (Sixty nine thousand five hundred dollars) through the issuance of an amount of 1,602,510,000 (One billion six hundred and two million five hundred and ten thousand) shares of its Common Stock; this issuance included the total interest due in the amount of US$90,751 (Ninety thousand seven hundred and fifty one dollars). These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$160,251 (One hundred and sixty thousand two hundred and fifty one dollars).

On April 26, 2010,  the Company  issued an amount of 5,000,000,000 (Five billion) shares of its Common Stock to Angel Vest, LLC in a partial settlement of a Loan Note issued on October 1, 2008. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$500,000 (Five hundred thousand dollars).

On October 1, 2008, the Company was indebted to Angel Vest, LLC in the amount of US$569,500 (Five hundred and sixty nine thousand five hundred dollars) This Loan Note bears interest at the rate of 10% (Ten percent) per annum.

As at June 2, 2010, the Company indebtedness to Angel Vest, LLC, in respect of the Loan Note issued; was cleared in full.

On November 1, 2008, the Company was indebted to Soft Trade, Inc. in the amount of US$250,000 (Two hundred and fifty thousand dollars). This Loan Note bears interest at the rate of 15% (Fifteen percent) per annum. This is the first of the two Loan Notes issued by the Company to Soft Trade, Inc.

As at June 2, 2010, the Company was indebted to Soft Trade, Inc. in the amount of US$309,375 (Three hundred and nine thousand three hundred and seventy five dollars) in respect of this first Loan Note, this is including accrued interest in the amount of US$59,375 (Fifty nine thousand three hundred and seventy five dollars). The Company issued an amount of 3,093,750,000 (Three billion ninety three million seven hundred and fifty thousand) shares of its Common Stock to Soft Trade, Inc. in full settlement of the first Loan Note and accrued interest owed to date. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$309,375 (Three hundred and nine thousand three hundred and seventy five dollars).

On December 1, 2008, the Company was indebted to Soft Trade, Inc. in the amount of US$268,416.75 (Two hundred and sixty eight thousand four hundred and sixteen dollars and seventy five cents). This Loan Note bears interest at the rate of 15% (Fifteen percent) per annum. This is the second of the two Loan Notes issued by the Company to Soft Trade, Inc.

As at June 2, 2010, the Company was indebted to Soft Trade, Inc. in the amount of US$268,416.75 (Two hundred and sixty eight thousand four hundred and sixteen dollars and seventy five cents) plus accrued interest in respect of this second Loan Note. The Company issued an amount of 2,103,740,000 (Two billion one hundred and three million seven hundred and forty thousand) shares of its Common Stock to Soft Trade, Inc. in partial settlement of the second Loan Note. These shares of Common Stock were issued at a price of US$0.0001 per share of Common Stock, equating to an amount of US$210,374 (Two hundred and ten thousand three hundred and seventy four dollars).

As at June 2, 2010, the Company was indebted to Soft Trade, Inc. in the amount of US$58,042.75 (Fifty eight thousand and forty two dollars and seventy five cents) plus accrued interest in respect of this second Loan Note.

On October 31, 2008, the Company was indebted to St James Capital Holdings, Inc. in the amount of US$100,000 (One hundred thousand dollars). This Loan Note bears interest at the rate of 10% (Ten percent) per annum. St James Capital Holdings, Inc. has not converted any portion of its Loan Note into shares of the Common Stock. As at June 2, 2010, the Company has not repaid any of this Loan Note nor interest to St James Capital Holdings, Inc.

These shares of the Company’s Common Stock issued to Abaxis, Inc., Redwald Investment Group, Inc., Angel Vest, LLC, Soft Trade, Inc. and to Searchlight Exploration, LLC were issued in reliance on the exemption from registration under Rule 506 of Regulation D.

These additional shares of Common Stock authorized on June 2, 2010 will be issued by the Transfer Agent in due course.

TOTAL AMOUNT OWED TO LONG TERM LOAN NOTE HOLDERS

As at October 1, 2008, the Company owed an amount of US$4,285,855.65 (Four million two hundred and eighty five thousand eight hundred and fifty five dollars and sixty five cents).

In and during 2010, the Company has settled an amount of US$3,829,874.00 (Three million eight hundred and twenty nine thousand eight hundred and seventy four dollars) as well as an additional amount of US$150,126 (One hundred and fifty thousand one hundred and twenty six dollars) in interest; to the various long term Loan Note Holders.

As at June 2, 2010, the Company owed an amount of US$455,981.65 (Four hundred and fifty five dollars and sixty five cents) plus the accrued interest, to these long term Loan Note Holders.

AMOUNT OF THE COMPANY’S SHARES OF COMMON STOCK ISSUED AND OUTSTANDING

As at June 2, 2010; the Company has an amount of 74,813,049,643 (Seventy four billion eight hundred and thirteen million forty nine thousand six hundred and forty three) shares of Common Stock issued and outstanding.

The Company’s Authorized Share Capital is in the amount of 75,000,000,000 (Seventy five billion) shares of Common Stock. The Company will no longer be in a position to issue any additional shares of its Common Stock.

The Company is at this time still seeking to cancel an additional amount of 3,000,000,000 (Three Billion) shares of its restricted Common Stock that was issued to two former Consultants to the Company. To this end, the Company has placed an “Administrative Freeze” on these restricted shares of Common Stock registered to the two Former Consultants and is consulting with Legal Counsel in order to seek an order of Court for the cancellation of these shares of Common Stock.

NO EFFECT ON PRICING GUIDELINES IN RESPECT OF THE COMPANY’S SALE OF ITS HOLDINGS IN BOTH BOUSE GOLD, INC. AND IN SOUTH COPPERSTONE, INC.

The Company can confirm its published “pricing Guidelines” are not affected by the issue of these additional shares of Common Stock as the calculations were based upon a far greater number of outstanding shares of the Company’s Common Stock in respect of that the sale of its 510,923,545 shares of Bouse Gold, Inc. Common Stock and its 1,030,421,001 shares of South Copperstone Common Stock will not equate to a net amount that equates to an amount that is lower than the amount of US$0.003 per share of the Company’s Common Stock. The transaction is priced upon a Gold Price of US$1,050/oz. Should the Gold price be greater than the amount of US$1,050/oz upon the final completion of the sale of these shares of Common Stock in Bouse Gold, Inc. and in South Copperstone, Inc.; then the pricing per share would be greater than aforesaid. Stockholders are advised that these are pricing guidelines and simply reflect the lowest price that will be accepted by the Company. The Company is not prepared to give more detailed information prior to the published completion of these sales transactions.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

Date: June 2, 2010	By:	/s/ Peter James Bezzano
Peter James Bezzano
President